EXHIBIT 10.27(c)

                  Supplemental Agreement No. 3

                               to

                   Purchase Agreement No. 2061

                             between

                       The Boeing Company

                               and

                   Continental Airlines, Inc.


              Relating to Boeing Model 777 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of September 25th, 1998, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and CONTINENTAL AIRLINES, INC., a Delaware corporation with its principal office in Houston, Texas (Customer);

     WHEREAS, the parties hereto entered into Purchase Agreement
No. 2061 dated October 10, 1997, (the Purchase Agreement) relating to Boeing Model 777-200IGW aircraft, (Aircraft); and

     WHEREAS, Boeing and Customer have mutually agreed to revise the terms of Letter Agreement 6-1162-GOC-089; and

     WHEREAS, Boeing and Customer have mutually agreed to amend the Purchase Agreement to incorporate the effect of these and certain other changes;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.   Table of Contents:

     Remove and replace, in its entirety, the "Table of Contents", with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 3.

2.   Letter Agreements:

     Remove and replace, in its entirety, Letter Agreement
6-1162-GOC-089 "Special Matter" with the revised Letter Agreement
6-1162-GOC-089R1, attached hereto, to reflect the revised terms of sale of the Aircraft.


The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.


EXECUTED IN DUPLICATE as of the day and year first written above.



THE BOEING COMPANY             CONTINENTAL AIRLINES, INC.




By:   /s/ D. M. Hurt           By:   /s/ Brian Davis


Its:  Attorney-In-Fact         Its:  Vice President

                       TABLE OF CONTENTS


ARTICLES                                          Revised By:

     1.      Quantity, Model and Description

     2.      Delivery Schedule

     3.      Price

     4.      Payment

     5.      Miscellaneous


TABLE

     1.      Aircraft Information Table           SA No. 2


EXHIBIT

     A.      Aircraft Configuration

     B.      Aircraft Delivery Requirements
               and Responsibilities


SUPPLEMENTAL EXHIBITS

     BFE1.   BFE Variables

     CS1.    Customer Support Variables

     EE1.    Engine Escalation/Engine Warranty
               and Patent Indemnity

     SLP1.   Service Life Policy Components

                       TABLE OF CONTENTS


LETTER AGREEMENTS                                 Revised By:

2061-1       Option Aircraft                      SA No. 2

2061-2       Demonstration Flights

2061-3       Installation of Cabin Systems Equipment

2061-4       Spares Initial Provisioning

2061-5       Flight Crew Training Spares

2061-6       [CONFIDENTIAL MATERIAL OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE
             COMMISSION PURSUANT TO A REQUEST FOR
             CONFIDENTIAL TREATMENT]

                       TABLE OF CONTENTS


CONFIDENTIAL LETTER AGREEMENTS                Revised By:

6-1161-GOC-087      Aircraft Performance Guarantees

6-1162-GOC-088      Promotion Support

6-1162-GOC-089R1    Special Matters           SA No. 3

6-1162-GOC-172      Additional Matters        SA No. 1





SUPPLEMENTAL AGREEMENTS                       Dated as of:

Supplemental Agreement No. 1                  December 18, 1997

Supplemental Agreement No. 2                  July 30, 1998

Supplemental Agreement No. 3                  September 25, 1998

September  25, 1998
6-1162-GOC-089R1



Continental Airlines, Inc.
2929 Allen Parkway
Houston, Texas  77019


Subject:      Special Matters

Reference:    Purchase Agreement No. 2061 (the Purchase Agreement)
              between The Boeing Company (Boeing) and Continental
              Airlines, Inc. (Customer) relating to Model 777-
              200IGW aircraft (the Aircraft)


Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase
Agreement. All terms used and not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.     Credit Memoranda.

       In consideration of Customer's purchase of Model 777-224 Aircraft, Boeing shall issue at the time of delivery of each Aircraft and Option Aircraft, two credit memoranda in an aggregate amount equal to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (the 777-224 Credit Memoranda Amount), expressed in July 1995 dollars. The 777-224 Credit Memoranda Amount is subject to the same escalation as is used to calculate the Aircraft Price at time of delivery. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.     Option Aircraft Pricing.

       [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

3. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

       3.2 Option Aircraft. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

5. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

6. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

7.     Aircraft Invoices.

       [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

8.     Assignment of Credits.

       Customer may not assign the credit memoranda described in this Letter Agreement without Boeing's prior written consent [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9.     Confidential Treatment.

       Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

Very truly yours,

THE BOEING COMPANY



By    /s/ D. M. Hurt


Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  September 25, 1998

CONTINENTAL AIRLINES, INC.



By    /s/ Brian Davis

Its:   Vice President